UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 20, 2014 (May 9, 2014)

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). Matters voted upon by the stockholders at the Annual Meeting were the: (1) election of two Class I directors; (2)(a) approval of the Symetra Financial Corporation Annual Incentive Bonus Plan; (2)(b) approval of the Symetra Financial Corporation Equity Plan, including an amendment to extend the term of that plan until June 30, 2019; (3) approval of an advisory (non-binding) resolution on the Company’s executive compensation; and (4) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Proposal 1

The nominees for Class I directors listed below were each elected to serve as a Class I director with a three-year term expiring in 2017.

The results were as follows for nominee: Peter S. Burgess

Votes For	107,144,795
Votes Against	754,165
Abstained	22,270
Broker Non Votes	4,043,947

The results were as follows for nominee: Robert R. Lusardi

Votes For	107,177,166
Votes Against	679,817
Abstained	64,247
Broker Non Votes	4,043,947

Proposal 2(a)

The Company’s stockholders approved the Symetra Financial Corporation Annual Incentive Bonus Plan. The results were as follows:

Votes For	106,623,600
Votes Against	1,105,503
Abstained	192,127
Broker Non Votes	4,043,947

Proposal 2(b)

The Company’s stockholders approved the Symetra Financial Corporation Equity Plan, including an amendment to extend the term of that plan until June 30, 2019. The results were as follows:

Votes For	106,859,444
Votes Against	1,023,005
Abstained	38,781
Broker Non Votes	4,043,947

Proposal 3

The Company’s stockholders approved the advisory (non-binding) resolution on the executive compensation of the Company’s Named Executive Officers as described in the Company’s 2014 Proxy Statement. The results were as follows:

Votes For	105,977,296
Votes Against	1,888,900
Abstained	55,034
Broker Non Votes	4,043,947

Proposal 4

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The results were as follows:

Votes For	111,670,784
Votes Against	265,785
Abstained	28,608
Broker Non Votes	0

Item 9.01 Financial Statements and Exhibits.
Explanatory Note: This Amendment No. 1 to Current Report on Form 8-K is filed solely to revise the EDGAR data so as to assure that this Item 9.01 appears in the appropriate document type identifier fields in the database, and to correct a typographical error that appears in the reference to the date of the registrant’s Definitive Proxy Statement. All other data in the previously filed report remains as initially filed.

(d) Exhibits

10.01	Form of Performance Unit Award Agreement Pursuant to Symetra Financial Corporation Equity Plan 2014-2016 Grant **
10.02	Form of Restricted Stock Agreement Pursuant to Symetra Financial Corporation Equity Plan **
10.03	Amended and Restated Annual Incentive Bonus Plan dated March 5, 2014 and effective May 9, 2014*
10.04	Amended and Restated Equity Plan dated March 5, 2014 and effective May 9, 2014 *

*	Incorporated by reference to the registrant’s Definitive Proxy Statement on Schedule 14A, filed on March 27, 2014.
**	Filed Herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2014	SYMETRA FINANCIAL CORPORATION

	By:	/s/ David S. Goldstein
	Name: Title:	David S. Goldstein Senior Vice President, General Counsel and Secretary